                                                                   Exhibit 99.2



                              [NATIONAL CITY LOGO]

                                    UNAUDITED
                         CONDENSED FINANCIAL SUPPLEMENT
                                DECEMBER 31, 2003


                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                             2
Consolidated Statements of Income                                             3
Consolidated Period-End Balance Sheets                                        4
Consolidated Average Balance Sheets                                           5
Noninterest Income                                                            6
Noninterest Expense                                                           6
Credit Quality Statistics                                                 7 - 9
Financial Information for 2001 Quarters                                 10 - 17



NOTE:

This condensed financial supplement reflects restated financial information for 2001, 2002, and the first three quarters of 2003 related to the application of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. Further discussion of this restatement is included in the Corporation's news release dated January 15, 2004 announcing financial results for the fourth quarter and full year of 2003. The specific line items affected by the restatement are noted with an asterisk (*).

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------

                                                                                                    2003
                                                                        -----------------------------------------------------------

                                                                              4TH QTR       3RD QTR        2ND QTR        1ST QTR
                                                                        -----------------------------------------------------------
EARNINGS
---------------------------------------------------------------------
Tax-equivalent interest income                                                  $1,416        $1,554         $1,528         $1,527
Interest expense                                                                   375           403            426            426
                                                                        -----------------------------------------------------------
Tax-equivalent net interest income                                               1,041         1,151          1,102          1,101
Provision for loan losses                                                          148           107            183            200
                                                                        -----------------------------------------------------------
Tax-equivalent NII after provision for loan losses                                 893         1,044            919            901
Fees and other income - as restated*                                               981           484            981          1,103
Securities gains (losses), net                                                      10             5             32              -
Noninterest expense                                                              1,045         1,008          1,026          1,009
                                                                        -----------------------------------------------------------
Income before taxes and tax-equivalent adjustment - as restated*                   839           525            906            995
Income taxes - as restated*                                                        288           175            313            344
Tax-equivalent adjustment                                                            7             6              7              8
                                                                        -----------------------------------------------------------
Net income - as restated*                                                         $544          $344           $586           $643
                                                                        ===========================================================
Effective tax rate - as restated*                                                34.6%         33.8%          34.8%          34.8%

PER COMMON SHARE
---------------------------------------------------------------------
Net income:
    Basic - as restated*                                                          $.89          $.56           $.96          $1.05
    Diluted - as restated*                                                         .88           .56            .94           1.05
Dividends paid                                                                     .32           .32           .305           .305
Book value - as restated*                                                        15.39         14.89          14.72          14.05
Market value (close)                                                             33.94         29.46          32.71          27.85
Average shares:
    Basic                                                                        607.6         613.6          612.1          611.5
    Diluted                                                                      612.7         619.0          618.4          615.6

EFFECT OF RESTATEMENT ON NET INCOME AND EPS*
---------------------------------------------------------------------
Mortgage loans held for sale hedge program                                        $190         ($153)          ($49)          $237
Mortgage servicing rights hedge program                                           (145)           95              -              -
                                                                        -----------------------------------------------------------
Net pretax effect of restatement on mortgage banking revenue (1)                   $45          ($58)          ($49)          $237
                                                                        ===========================================================
Net after-tax effect of restatement (1)                                            $28          ($35)          ($31)          $147
                                                                        ===========================================================
Cumulative effect on net income (2001 through 2003)                               ($38)
                                                                        ===============
Net income - as originally reported                                                             $379           $617           $496
Adjustment for restatement                                                                       (35)           (31)           147
                                                                                          -----------------------------------------
Net income - as restated                                                                        $344           $586           $643
                                                                                          =========================================
Diluted net income per share  - as originally reported                                          $.62           $.99           $.81
Adjustment for restatement                                                                      (.06)          (.05)           .24
                                                                                          -----------------------------------------
Diluted net income per share - as restated                                                      $.56           $.94          $1.05
                                                                                          =========================================
PERFORMANCE RATIOS
---------------------------------------------------------------------
Return on average common equity - as restated*                                   22.92%        14.78%         26.74%         30.61%
Return on average total equity - as restated*                                    22.92         14.78          26.74          30.61
Return on average assets - as restated*                                           1.89          1.10           1.97           2.24
Net interest margin                                                               4.03          4.10           4.11           4.21
Efficiency ratio - as restated*                                                  51.69         61.62          49.27          45.77

CREDIT QUALITY STATISTICS
---------------------------------------------------------------------
Net charge-offs                                                                   $151          $124           $164           $171
Provision for loan losses                                                          148           107            183            200
Loan loss allowance                                                              1,125         1,130          1,147          1,128
Nonperforming assets                                                               657           756            818            822
Annualized net charge-offs to average portfolio loans                              .76%          .64%           .88%           .95%
Loan loss allowance to period-end portfolio loans                                 1.42          1.45           1.51           1.51
Loan loss allowance to nonperforming portfolio loans                            204.76        179.61         162.09         162.01
Loan loss allowance (period-end) to annualized net charge-offs                  189.04        228.68         174.07         163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                                   .83           .97           1.08           1.10

                                                                                                      2002
                                                                        -----------------------------------------------------------
                                                                              4TH QTR         3RD QTR       2ND QTR       1ST QTR
                                                                        -----------------------------------------------------------
EARNINGS
---------------------------------------------------------------------
Tax-equivalent interest income                                                  $1,540        $1,451         $1,444         $1,511
Interest expense                                                                   459           472            473            506
                                                                        -----------------------------------------------------------
Tax-equivalent net interest income                                               1,081           979            971          1,005
Provision for loan losses                                                          159           169            165            189
                                                                        -----------------------------------------------------------
Tax-equivalent NII after provision for loan losses                                 922           810            806            816
Fees and other income - as restated*                                               528           576            699            691
Securities gains (losses), net                                                     (17)            -             44             54
Noninterest expense                                                              1,011           870            974            875
                                                                        -----------------------------------------------------------
Income before taxes and tax-equivalent adjustment - as restated*                   422           516            575            686
Income taxes - as restated*                                                        136           161            193            232
Tax-equivalent adjustment                                                            6             8              8              8
                                                                        -----------------------------------------------------------
Net income - as restated*                                                         $280          $347           $374           $446
                                                                        ===========================================================
Effective tax rate - as restated*                                                 32.7%         31.8%          34.0%          34.2%

PER COMMON SHARE
---------------------------------------------------------------------
Net income:
    Basic - as restated*                                                          $.46          $.56           $.62           $.73
    Diluted - as restated*                                                         .46           .56            .60            .73
Dividends paid                                                                    .305          .305           .295           .295
Book value - as restated*                                                        13.35         13.25          12.99          12.61
Market value (close)                                                             27.32         28.53          33.25          30.76
Average shares:
    Basic                                                                        611.9         611.6          609.3          607.8
    Diluted                                                                      616.0         617.9          616.8          614.0

EFFECT OF RESTATEMENT ON NET INCOME AND EPS*
---------------------------------------------------------------------
Mortgage loans held for sale hedge program                                       ($162)         ($45)          ($30)             -
Mortgage servicing rights hedge program                                              -             -              -              -
                                                                        -----------------------------------------------------------
Net pretax effect of restatement on mortgage banking revenue (1)                 ($162)         ($45)          ($30)             -
                                                                        ===========================================================
Net after-tax effect of restatement (1)                                          ($101)         ($27)          ($19)             -
                                                                        ===========================================================
Cumulative effect on net income (2001 through 2003)
Net income - as originally reported                                               $381          $374           $393           $446
Adjustment for restatement                                                        (101)          (27)           (19)             -
                                                                        -----------------------------------------------------------
Net income - as restated                                                          $280          $347           $374           $446
                                                                        ===========================================================
Diluted net income per share  - as originally reported                            $.62          $.61           $.63           $.73
Adjustment for restatement                                                        (.16)         (.05)          (.03)             -
                                                                        -----------------------------------------------------------
Diluted net income per share - as restated                                        $.46          $.56           $.60           $.73
                                                                        ===========================================================
PERFORMANCE RATIOS
---------------------------------------------------------------------
Return on average common equity - as restated*                                   13.41%        16.79%         19.05%         24.03%
Return on average total equity - as restated*                                    13.41         16.79          19.05          24.03
Return on average assets - as restated*                                            .99          1.36           1.53           1.77
Net interest margin                                                               4.26          4.34           4.42           4.36
Efficiency ratio - as restated*                                                  62.80         55.98          58.33          51.58

CREDIT QUALITY STATISTICS
---------------------------------------------------------------------
Net charge-offs                                                                   $140          $120           $135           $181
Provision for loan losses                                                          159           169            165            189
Loan loss allowance                                                              1,099         1,080          1,030          1,000
Nonperforming assets                                                               817           852            793            716
Annualized net charge-offs to average portfolio loans                              .78%          .69%           .80%          1.08%
Loan loss allowance to period-end portfolio loans                                 1.52          1.52           1.50           1.47
Loan loss allowance to nonperforming portfolio loans                            156.42        144.44         146.42         153.84
Loan loss allowance (period-end) to annualized net charge-offs                  198.04        227.03         190.26         135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                                  1.13          1.20           1.15           1.05

                                                                                            FOR THE YEAR ENDED
                                                                          -----------------------------------------------------

                                                                                    2003            2002               2001
                                                                          -----------------------------------------------------
EARNINGS
---------------------------------------------------------------------
Tax-equivalent interest income                                                     $6,025            $5,946             $6,448
Interest expense                                                                    1,630             1,910              2,976
                                                                          -----------------------------------------------------
Tax-equivalent net interest income                                                  4,395             4,036              3,472
Provision for loan losses                                                             638               682                605
                                                                          -----------------------------------------------------
Tax-equivalent NII after provision for loan losses                                  3,757             3,354              2,867
Fees and other income - as restated*                                                3,549             2,494              2,533
Securities gains (losses), net                                                         47                81                145
Noninterest expense                                                                 4,088             3,730              3,345
                                                                          -----------------------------------------------------
Income before taxes and tax-equivalent adjustment - as restated*                    3,265             2,199              2,200
Income taxes - as restated*                                                         1,120               722                778
Tax-equivalent adjustment                                                              28                30                 34
                                                                          -----------------------------------------------------
Net income - as restated*                                                          $2,117            $1,447             $1,388
                                                                          =====================================================
Effective tax rate - as restated*                                                   34.6%             33.3%              35.9%

PER COMMON SHARE
---------------------------------------------------------------------
Net income:
    Basic - as restated*                                                            $3.46             $2.37              $2.30
    Diluted - as restated*                                                           3.43              2.35               2.27
Dividends paid                                                                       1.25              1.20               1.16
Book value - as restated*
Market value (close)
Average shares:
    Basic                                                                           611.2             610.2              603.6
    Diluted                                                                         616.4             616.2              611.9

EFFECT OF RESTATEMENT ON NET INCOME AND EPS*
---------------------------------------------------------------------
Mortgage loans held for sale hedge program                                           $225             ($237)                 -
Mortgage servicing rights hedge program                                               (50)                -                  -
                                                                          -----------------------------------------------------
Net pretax effect of restatement on mortgage banking revenue (1)                     $175             ($237)                 -
                                                                          =====================================================
Net after-tax effect of restatement (1)                                              $109             ($147)                 -
                                                                          =====================================================
Cumulative effect on net income (2001 through 2003)
Net income - as originally reported                                                                  $1,594             $1,388
Adjustment for restatement                                                                             (147)                 -
                                                                                          -------------------------------------
Net income - as restated                                                                             $1,447             $1,388
                                                                                          =====================================
Diluted net income per share  - as originally reported                                                $2.59              $2.27
Adjustment for restatement                                                                             (.24)                 -
                                                                                          -------------------------------------
Diluted net income per share - as restated                                                            $2.35              $2.27
                                                                                          =====================================
PERFORMANCE RATIOS
---------------------------------------------------------------------
Return on average common equity - as restated*                                      23.55%            18.14%             19.94%
Return on average total equity - as restated*                                       23.55             18.14              19.90
Return on average assets - as restated*                                              1.79              1.40               1.49
Net interest margin                                                                  4.11              4.34               4.09
Efficiency ratio - as restated*                                                     51.46             57.12              55.70

CREDIT QUALITY STATISTICS
---------------------------------------------------------------------
Net charge-offs                                                                      $610              $576               $463
Provision for loan losses                                                             638               682                605
Loan loss allowance
Nonperforming assets
Annualized net charge-offs to average portfolio loans                                .80%              .83%               .68%
Loan loss allowance to period-end portfolio loans
Loan loss allowance to nonperforming portfolio loans
Loan loss allowance (period-end) to annualized net charge-offs                     184.65            190.67             215.61
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets


  *  See note on table of contents

(1) The fourth quarter of 2003 includes the effects of not applying SFAS 133 hedge accounting to mortgage loans held for sale (pretax income reduction of $12.9 million) and modifying the testing methodology related to the mortgage servicing rights hedging program.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                                                                2003
                                                             ----------------------------------------------------------------------
                                                                    4TH QTR           3RD QTR           2ND QTR            1ST QTR
                                                             ----------------------------------------------------------------------

INTEREST INCOME:
 Loans                                                            $1,319,958        $1,456,575         $1,409,904        $1,398,244
 Securities:
  Taxable                                                             67,721            67,650             85,957            96,976
  Exempt from Federal income taxes                                     8,360             8,424              8,579             8,564
  Dividends                                                            4,504             4,425              6,283             5,192
 Federal funds sold and security resale agreements                       813               827                612               504
 Other investments                                                     8,264             9,272              9,698            10,516
                                                             ----------------------------------------------------------------------
   TOTAL INTEREST INCOME                                           1,409,620         1,547,173          1,521,033         1,519,996

INTEREST EXPENSE:
 Deposits                                                            199,900           213,127            234,353           244,351
 Federal funds borrowed and security
   repurchase agreements                                              19,797            30,330             40,685            41,585
 Borrowed funds                                                        2,396             2,678              4,600             8,998
 Long-term debt                                                      152,365           157,067            145,813           131,771
                                                             ----------------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                            374,458           403,202            425,451           426,705

   NET INTEREST INCOME                                             1,035,162         1,143,971          1,095,582         1,093,291
 Provision for loan losses                                           147,991           107,047            183,147           200,233
                                                             ----------------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               887,171         1,036,924            912,435           893,058

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                             451,252           (26,883)           426,924           630,733
 Deposit service charges                                             146,265           144,940            142,126           134,736
 Payment processing revenue                                          134,913           124,517            113,047           105,411
 Trust and investment management fees                                 72,003            72,403             77,310            69,359
 Card-related fees                                                    42,003            41,827             44,036            41,081
 Brokerage revenue                                                    31,400            32,776             33,428            24,476
 Other                                                               102,671            94,941            143,634            97,520
                                                             ----------------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                        980,507           484,521            980,505         1,103,316
 Securities gains (losses), net                                       10,177             5,398             31,407               170
                                                             ----------------------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                           990,684           489,919          1,011,912         1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                             541,174           571,059            542,291           561,162
 Equipment                                                            75,508            58,458             62,763            64,692
 Net occupancy                                                        61,229            57,323             56,081            58,356
 Third-party services                                                 88,227            70,739             70,838            65,544
 Card processing                                                      60,379            54,194             51,194            52,326
 Marketing and public relations                                       29,726            22,259             66,272            17,312
 Other                                                               189,161           173,584            176,798           189,474
                                                             ----------------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                       1,045,404         1,007,616          1,026,237         1,008,866
INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                      832,451           519,227            898,110           987,678
INCOME TAX EXPENSE - AS RESTATED*                                    288,335           175,590            312,302           344,175
                                                             ----------------------------------------------------------------------
   NET INCOME - AS RESTATED*                                        $544,116          $343,637           $585,808          $643,503
                                                             ======================================================================

Net Income Per Common Share:
   Basic - as restated*                                                 $.89              $.56               $.96             $1.05
   Diluted - as restated*                                                .88               .56                .94              1.05

AVERAGE COMMON SHARES:
   Basic                                                         607,623,840       613,574,321        612,119,565       611,521,806
   Diluted                                                       612,711,761       618,968,822        618,384,192       615,578,784

MEMO:
Tax-equivalent net interest income                                $1,041,905        $1,150,765         $1,102,248        $1,100,728
Net income available to common stockholders - as restated*           544,116           343,637            585,808           643,503


                                                                                               2002
                                                              ---------------------------------------------------------------------
                                                                     4TH QTR           3RD QTR           2ND QTR           1ST QTR
                                                              ---------------------------------------------------------------------
INTEREST INCOME:
 Loans                                                            $1,391,127         $1,306,486        $1,284,830        $1,351,519
 Securities:
  Taxable                                                            115,690            109,454           123,968           124,984
  Exempt from Federal income taxes                                     8,846              9,006             9,143             9,291
  Dividends                                                            9,346              9,008             8,330             8,507
 Federal funds sold and security resale agreements                       554                464               474               518
 Other investments                                                     7,891              8,506             9,171             8,807
                                                              ---------------------------------------------------------------------
   TOTAL INTEREST INCOME                                           1,533,454          1,442,924         1,435,916         1,503,626

INTEREST EXPENSE:
 Deposits                                                            275,853            283,800           287,481           301,244
 Federal funds borrowed and security
   repurchase agreements                                              41,749             34,511            32,241            41,929
 Borrowed funds                                                       12,003              7,147             4,969            13,256
 Long-term debt                                                      129,768            146,322           148,588           149,680
                                                              ---------------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                            459,373            471,780           473,279           506,109

   NET INTEREST INCOME                                             1,074,081            971,144           962,637           997,517
 Provision for loan losses                                           158,638            169,164           165,476           188,640
                                                              ---------------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               915,443            801,980           797,161           808,877

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                              44,739            132,983           217,402           195,217
 Deposit service charges                                             136,740            132,270           125,763           118,787
 Payment processing revenue                                          116,976            113,513           111,707           108,841
 Trust and investment management fees                                 70,740             73,936            85,136            77,575
 Card-related fees                                                    45,744             47,212            31,873            32,136
 Brokerage revenue                                                    25,770             24,986            30,762            27,067
 Other                                                                87,439             50,755            96,575           131,238
                                                              ---------------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                        528,148            575,655           699,218           690,861
 Securities gains (losses), net                                      (16,630)               157            44,033            53,532
                                                              ---------------------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                           511,518            575,812           743,251           744,393

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                             527,242            448,517           445,393           444,328
 Equipment                                                            65,140             56,667            61,325            62,299
 Net occupancy                                                        58,851             56,035            55,334            54,824
 Third-party services                                                 71,159             54,671            59,668            53,585
 Card processing                                                      54,000             50,963            52,112            53,816
 Marketing and public relations                                       19,140             25,402            75,447            26,149
 Other                                                               215,115            177,921           224,643           179,888
                                                              ---------------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                       1,010,647            870,176           973,922           874,889
INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                      416,314            507,616           566,490           678,381
INCOME TAX EXPENSE - AS RESTATED*                                    136,242            161,313           192,353           232,250
                                                              ---------------------------------------------------------------------
   NET INCOME - AS RESTATED*                                        $280,072           $346,303          $374,137          $446,131
                                                              =====================================================================
NET INCOME PER COMMON SHARE:
   Basic - as restated*                                                 $.46               $.56              $.62              $.73
   Diluted - as restated*                                                .46                .56               .60               .73

AVERAGE COMMON SHARES:
   Basic                                                         611,896,075        611,638,832       609,336,050       607,815,387
   Diluted                                                       615,971,640        617,850,460       616,793,457       614,041,768

MEMO:
Tax-equivalent net interest income                                $1,081,175           $978,851          $970,357        $1,005,350
Net income available to common stockholders - as restated*           280,072            346,302           374,127           446,121

                                                                                            FOR THE YEAR ENDED
                                                                           -----------------------------------------------------
                                                                                   2003              2002               2001
                                                                           -----------------------------------------------------
INTEREST INCOME:
 Loans                                                                          $5,584,681        $5,333,962         $5,863,785
 Securities:
  Taxable                                                                          318,304           474,096            433,115
  Exempt from Federal income taxes                                                  33,927            36,286             39,800
  Dividends                                                                         20,404            35,191             45,201
 Federal funds sold and security resale agreements                                   2,756             2,010              4,317
 Other investments                                                                  37,750            34,375             28,534
                                                                           -----------------------------------------------------
   TOTAL INTEREST INCOME                                                         5,997,822         5,915,920          6,414,752

INTEREST EXPENSE:
 Deposits                                                                          891,731         1,148,378          1,777,731
 Federal funds borrowed and security
   repurchase agreements                                                           132,397           150,430            297,374
 Borrowed funds                                                                     18,672            37,375             63,987
 Long-term debt                                                                    587,016           574,358            836,811
                                                                           -----------------------------------------------------
   TOTAL INTEREST EXPENSE                                                        1,629,816         1,910,541          2,975,903

   NET INTEREST INCOME                                                           4,368,006         4,005,379          3,438,849
 Provision for loan losses                                                         638,418           681,918            605,295
                                                                           -----------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                           3,729,588         3,323,461          2,833,554

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                                         1,482,026           590,341            525,312
 Deposit service charges                                                           568,067           513,560            469,326
 Payment processing revenue                                                        477,888           451,037            464,627
 Trust and investment management fees                                              291,075           307,387            319,825
 Card-related fees                                                                 168,947           156,965            169,453
 Brokerage revenue                                                                 122,080           108,585             97,505
 Other                                                                             438,766           366,007            486,973
                                                                           -----------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                                    3,548,849         2,493,882          2,533,021
 Securities gains (losses), net                                                     47,152            81,092            144,802
                                                                           -----------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                                       3,596,001         2,574,974          2,677,823

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                                         2,215,686         1,865,480          1,710,309
 Equipment                                                                         261,421           245,431            238,956
 Net occupancy                                                                     232,989           225,044            212,780
 Third-party services                                                              295,348           239,083            203,762
 Card processing                                                                   218,093           210,891            198,928
 Marketing and public relations                                                    135,569           146,138             71,348
 Other                                                                             729,017           797,567            708,793
                                                                           -----------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                                     4,088,123         3,729,634          3,344,876

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                                  3,237,466         2,168,801          2,166,501
INCOME TAX EXPENSE - AS RESTATED*                                                1,120,402           722,158            778,393
                                                                           -----------------------------------------------------
   NET INCOME - AS RESTATED*                                                    $2,117,064        $1,446,643         $1,388,108
                                                                           =====================================================

NET INCOME PER COMMON SHARE:
   Basic - as restated*                                                              $3.46             $2.37              $2.30
   Diluted - as restated*                                                             3.43              2.35               2.27

AVERAGE COMMON SHARES:
   Basic                                                                       611,205,682       610,186,786        603,611,073
   Diluted                                                                     616,410,043       616,174,238        611,936,906

MEMO:
Tax-equivalent net interest income                                              $4,395,646        $4,035,733         $3,472,195
Net income available to common stockholders - as restated*                       2,117,064         1,446,622          1,387,092


*  See note on table of contents

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                                                2003
                                                                  -------------------------------------------------------------
                                                                       4th QTR        3rd QTR         2nd QTR         1st QTR
                                                                  -------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                            $3,595,706      $3,602,298      $4,042,648      $3,767,425
  Federal funds sold and security resale agreements                     162,347         131,062          81,574          68,616
  Securities available for sale, at fair value                        6,865,616       6,755,118       7,377,350       8,464,144
  Other investments                                                     830,887         769,141         842,893         498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                           16,300          15,591          12,591          12,591
    Mortgage - as restated*                                          14,497,277      23,599,767      26,783,635      21,727,600
    Automobile                                                          853,982               -               -               -
    Credit card                                                               -               -               -               -
                                                                  -------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION - AS RESTATED*     15,367,559      23,615,358      26,796,226      21,740,191
  PORTFOLIO LOANS:
    Commercial                                                       19,164,326      20,934,229      21,837,932      22,824,571
    Commercial construction                                           2,289,429       2,524,598       2,341,879       2,304,061
    Real estate - commercial                                          9,827,877       9,495,261       9,462,072       9,507,893
    Real estate - residential                                        27,393,711      24,330,916      23,009,187      21,820,145
    Home equity lines of credit                                      10,950,356      10,074,306       9,124,178       8,393,176
    Credit card and other unsecured lines of credit                   2,324,198       2,178,703       2,124,368       2,023,065
    Other consumer                                                    7,328,956       8,217,497       7,939,113       8,060,075
                                                                  -------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                          79,278,853      77,755,510      75,838,729      74,932,986
    Allowance for loan losses                                        (1,125,329)     (1,129,633)     (1,147,098)     (1,128,249)
                                                                  -------------------------------------------------------------
      NET PORTFOLIO LOANS                                            78,153,524      76,625,877      74,691,631      73,804,737
  Properties and equipment                                            1,125,526       1,113,714       1,106,705       1,032,617
  Other real estate owned                                                99,418         110,380         103,685         115,739
  Mortgage servicing assets - as restated *                           1,298,417       1,136,987         733,420         813,312
  Goodwill                                                            1,103,340       1,103,271       1,102,799       1,078,281
  Other intangible assets                                                62,475          68,631          74,502          69,193
  Derivative assets                                                   1,349,259       1,785,967       1,819,917       1,469,869
  Accrued income and other assets                                     3,919,386       4,140,183       4,569,239       4,571,984
                                                                  -------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                                  $113,933,460    $120,957,987    $123,342,589    $117,494,256
                                                                  =============================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                             $16,585,367     $16,828,794     $19,238,413     $16,878,935
    NOW and money market accounts                                    26,849,261      26,256,752      25,415,374      24,361,618
    Savings accounts                                                  2,353,721       2,373,289       2,426,424       2,437,801
    Consumer time                                                    13,133,909      13,221,476      13,646,875      14,179,957
                                                                  -------------------------------------------------------------
      CORE DEPOSITS                                                  58,922,258      58,680,311      60,727,086      57,858,311
    Other                                                               924,969       2,731,341       2,440,785       2,945,649
    Foreign                                                           4,082,803       8,864,227       3,602,917       5,093,320
                                                                  -------------------------------------------------------------
      TOTAL DEPOSITS                                                 63,930,030      70,275,879      66,770,788      65,897,280
  Federal funds borrowed and security
      repurchase agreements                                           6,693,916       8,637,604      12,112,317      12,744,562
  Borrowed funds                                                      6,615,460       1,472,746       2,667,925       1,735,932
  Long-term debt                                                     23,666,292      27,304,153      27,938,252      23,972,172
  Derivative liabilities                                                875,737       1,246,371       1,416,132         989,625
  Accrued expenses and other liabilities - as restated*               2,823,354       2,953,390       3,407,266       3,567,522
                                                                  -------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                              104,604,789     111,890,143     114,312,680     108,907,093
STOCKHOLDERS' EQUITY
  Preferred stock                                                             -               -               -               -
  Common stock                                                        2,423,985       2,436,547       2,453,705       2,443,888
  Capital surplus                                                     1,116,279       1,079,072       1,057,467       1,002,194
  Retained earnings - as restated*                                    5,723,720       5,502,147       5,484,430       5,085,060
  Accumulated other comprehensive income                                 64,687          50,078          34,307          56,021
                                                                  -------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                         9,328,671       9,067,844       9,029,909       8,587,163
                                                                  -------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $113,933,460    $120,957,987    $123,342,589    $117,494,256
                                                                  =============================================================

COMMON SHARES OUTSTANDING                                           605,996,120     609,136,762     613,426,098     610,971,942

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                        $2,394,020      $2,993,448      $4,759,275      $3,577,713
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                              860,045       1,018,593         928,275         801,459
Noninterest bearing deposits excluding P&I and T&I balances          13,331,302      12,816,753      13,550,863      12,499,763
Core deposits excluding P&I and T&I balances                         55,668,193      54,668,270      55,039,536      53,479,139

                                                                                                2002
                                                                  ------------------------------------------------------------
                                                                       4th QTR        3rd QTR          2nd QTR        1st QTR
                                                                  ------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                            $3,756,426      $4,106,687      $3,367,210      $2,859,394
  Federal funds sold and security resale agreements                     136,343          95,895          86,285          67,994
  Securities available for sale, at fair value                        9,211,268      10,487,124       8,800,004       9,036,019
  Other investments                                                     869,147         761,248         728,936         744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                           14,840          27,973               -               -
    Mortgage - as restated*                                          24,486,524      15,783,350       9,796,496      12,296,059
    Automobile                                                                -               -               -               -
    Credit card                                                               -               -               -               -
                                                                  -------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION - AS RESTATED*     24,501,364      15,811,323       9,796,496      12,296,059
  PORTFOLIO LOANS:
    Commercial                                                       22,631,724      24,571,513      24,143,487      24,525,742
    Commercial construction                                           2,090,336       1,452,849       1,305,491       1,207,856
    Real estate - commercial                                          9,384,851       8,076,473       7,978,960       7,868,692
    Real estate - residential                                        19,972,549      16,404,069      15,454,101      15,215,099
    Home equity lines of credit                                       8,062,199       7,617,672       7,009,400       6,320,135
    Credit card and other unsecured lines of credit                   2,030,024       1,915,547       1,870,138       1,731,075
    Other consumer                                                    7,962,729      10,993,697      10,912,771      11,220,717
                                                                  -------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                          72,134,412      71,031,820      68,674,348      68,089,316
    Allowance for loan losses                                        (1,098,588)     (1,079,773)     (1,030,487)     (1,000,043)
                                                                  -------------------------------------------------------------
      NET PORTFOLIO LOANS                                            71,035,824      69,952,047      67,643,861      67,089,273
  Properties and equipment                                            1,036,937       1,031,098       1,042,933       1,059,445
  Other real estate owned                                               114,931         104,587          89,365          65,562
  Mortgage servicing assets - as restated *                             615,193         690,615       1,068,400       1,363,860
  Goodwill                                                            1,078,281       1,078,281       1,078,281       1,078,281
  Other intangible assets                                                74,573          79,438          80,500          83,919
  Derivative assets                                                   1,468,381       1,048,665         765,193         493,847
  Accrued income and other assets                                     4,122,722       4,024,139       4,553,245       3,839,050
                                                                  -------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                                  $118,021,390    $109,271,147     $99,100,709    $100,077,684
                                                                  =============================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                             $16,156,081     $15,616,730     $13,674,346     $12,600,160
    NOW and money market accounts                                    23,022,449      21,325,533      20,239,550      19,786,170
    Savings accounts                                                  2,477,067       2,499,922       2,596,261       2,629,316
    Consumer time                                                    14,686,005      14,985,661      15,253,091      15,180,008
                                                                  -------------------------------------------------------------
      CORE DEPOSITS                                                  56,341,602      54,427,846      51,763,248      50,195,654
    Other                                                             3,403,827       3,128,856       3,239,652       3,837,062
    Foreign                                                           5,373,339       3,077,867       2,311,938       4,268,676
                                                                  -------------------------------------------------------------
      TOTAL DEPOSITS                                                 65,118,768      60,634,569      57,314,838      58,301,392
  Federal funds borrowed and security
      repurchase agreements                                           6,528,258       6,068,559       5,212,463      10,586,323
  Borrowed funds                                                     11,493,909       9,802,372       6,659,291       1,109,360
  Long-term debt                                                     22,730,295      21,198,090      19,104,451      19,690,454
  Derivative liabilities                                              1,243,544         730,231         495,966         315,077
  Accrued expenses and other liabilities - as restated*               2,745,559       2,726,994       2,384,560       2,402,867
                                                                  -------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                              109,860,333     101,160,815      91,171,569      92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                                             -               -             698             698
  Common stock                                                        2,445,966       2,448,721       2,441,917       2,433,582
  Capital surplus                                                       989,346         982,552         964,599         930,865
  Retained earnings - as restated*                                    4,658,565       4,591,280       4,431,500       4,236,947
  Accumulated other comprehensive income                                 67,180          87,779          90,426          70,119
                                                                  -------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                         8,161,057       8,110,332       7,929,140       7,672,211
                                                                  -------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $118,021,390    $109,271,147     $99,100,709    $100,077,684
                                                                  =============================================================

COMMON SHARES OUTSTANDING                                           611,491,359     612,180,011     610,479,248     608,395,463

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances
Noninterest bearing deposits excluding P&I and T&I balances
Core deposits excluding P&I and T&I balances

*  See note on table of contents

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                              2003
                                                                 -----------------------------------------------------------
                                                                    4th QTR         3rd QTR         2nd QTR         1st QTR
                                                                 -----------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                       $20,022         $21,152         $22,001         $22,415
    Commercial construction                                            2,445           2,425           2,318           2,181
    Real estate - commercial                                           9,587           9,450           9,475           9,420
    Real estate - residential                                         25,564          24,088          22,469          21,025
    Home equity lines of credit                                       10,410           9,612           8,761           8,152
    Credit card  and other unsecured lines of credit                   2,330           2,170           2,084           2,033
    Other consumer                                                     7,543           8,167           7,957           7,957
                                                                 -----------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                           77,901          77,064          75,065          73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            13              13              13              14
    Mortgage                                                          17,060          27,023          24,105          22,510
    Automobile                                                           607               -               -               -
    Credit card                                                            -               -               -               -
                                                                 -----------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     17,680          27,036          24,118          22,524
  Securities available for sale, at cost                               6,534           6,667           7,397           8,295
  Federal funds sold and security resale agreements                      275             272             142             118
  Other investments                                                      828             945             633             665
                                                                 -----------------------------------------------------------
      TOTAL EARNING ASSETS                                           103,218         111,984         107,355         104,785
Allowance for loan losses                                             (1,125)         (1,144)         (1,127)         (1,101)
Fair value appreciation of securities available for sale                 201             202             302             324
Cash and demand balances due from banks                                3,173           3,554           3,465           3,376
Properties and equipment                                               1,128           1,115           1,049           1,038
Other real estate owned                                                  105             107             110             115
Mortgage servicing assets - as restated*                               1,320           1,306             801             762
Goodwill                                                               1,103           1,103           1,084           1,078
Other intangible assets                                                   65              71              69              72
Derivative assets                                                        854             544           1,077             935
Accrued income and other assets - as restated*                         4,466           4,892           4,850           4,930
                                                                 -----------------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                     $114,508        $123,734        $119,035        $116,314
                                                                 ===========================================================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                $16,089         $19,408         $17,596         $15,689
  NOW and money market accounts                                       26,845          26,091          25,045          23,489
  Savings accounts                                                     2,367           2,422           2,447           2,458
  Consumer time                                                       13,178          13,337          13,972          14,451
                                                                 -----------------------------------------------------------
    CORE DEPOSITS                                                     58,479          61,258          59,060          56,087
  Brokered retail CDs                                                    836           2,502           2,601           2,871
  Other                                                                  369             739             606             499
  Foreign                                                              7,260           7,186           6,950           6,602
                                                                 -----------------------------------------------------------
    TOTAL DEPOSITS                                                    66,944          71,685          69,217          66,059
Federal funds borrowed and security
   repurchase agreements                                               8,754          10,660          11,953          12,306
Borrowed funds                                                           992           1,087           1,527           2,636
Long-term debt                                                        25,056          27,569          23,914          22,826
Derivative liabilities                                                   431             511             680             574
Accrued expenses and other liabilities - as restated*                  2,914           3,000           2,957           3,386
                                                                 -----------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                 105,091         114,512         110,248         107,787
STOCKHOLDERS' EQUITY
  Preferred                                                                -               -               -               -
  Common - as restated*                                                9,417           9,222           8,787           8,527
                                                                 -----------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          9,417           9,222           8,787           8,527
                                                                 -----------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*       $114,508        $123,734        $119,035        $116,314
                                                                 ===========================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                         $2,646          $5,738          $4,692          $3,457
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                             1,048           1,050             957             761
Noninterest bearing deposits excluding P&I and T&I balances           12,395          12,620          11,947          11,471
Core deposits excluding P&I and T&I balances                          54,785          54,470          53,411          51,869


                                                                                             2002
                                                                 ------------------------------------------------------------
                                                                     4th QTR        3rd QTR          2nd QTR         1st QTR
                                                                 ------------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                       $23,696         $23,466         $23,888         $24,881
    Commercial construction                                            1,628           1,397           1,239           1,252
    Real estate - commercial                                           8,383           8,037           7,909           7,682
    Real estate - residential                                         16,717          15,895          15,161          14,932
    Home equity lines of credit                                        7,857           7,316           6,679           6,066
    Credit card  and other unsecured lines of credit                   1,958           1,910           1,810           1,780
    Other consumer                                                    11,052          10,924          11,244          11,336
                                                                 ------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                           71,291          68,945          67,930          67,929
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            21              18               -               4
    Mortgage                                                          19,655          11,833          10,343          13,862
    Automobile                                                             -               -               -           1,007
    Credit card                                                            -               -               -             142
                                                                 ------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     19,676          11,851          10,343          15,015
  Securities available for sale, at cost                               9,484           8,336           8,660           8,834
  Federal funds sold and security resale agreements                      117              87              93              95
  Other investments                                                      747             795             771             705
                                                                 ------------------------------------------------------------
      TOTAL EARNING ASSETS                                           101,315          90,014          87,797          92,578
Allowance for loan losses                                             (1,079)         (1,031)         (1,000)         (1,021)
Fair value appreciation of securities available for sale                 318             299             208             188
Cash and demand balances due from banks                                3,458           3,126           2,855           2,937
Properties and equipment                                               1,040           1,048           1,061           1,085
Other real estate owned                                                  110              97              77              65
Mortgage servicing assets - as restated*                                 774           1,052           1,224           1,225
Goodwill                                                               1,078           1,078           1,078           1,078
Other intangible assets                                                   77              81              79              86
Derivative assets                                                        860             739             520             380
Accrued income and other assets - as restated*                         4,582           4,551           4,007           3,507
                                                                 ------------------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                     $112,533        $101,054         $97,906        $102,108
                                                                 ============================================================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                $15,710         $13,864         $12,760         $12,366
  NOW and money market accounts                                       22,385          21,006          20,119          19,411
  Savings accounts                                                     2,488           2,543           2,622           2,594
  Consumer time                                                       14,811          15,122          15,209          15,119
                                                                 ------------------------------------------------------------
    CORE DEPOSITS                                                     55,394          52,535          50,710          49,490
  Brokered retail CDs                                                  2,870           2,500           2,644           3,609
  Other                                                                  545             565             818             920
  Foreign                                                              7,264           5,781           5,372           6,792
                                                                 ------------------------------------------------------------
    TOTAL DEPOSITS                                                    66,073          61,381          59,544          60,811
Federal funds borrowed and security
   repurchase agreements                                              10,643           7,798           7,298           9,402
Borrowed funds                                                         3,169           1,784           1,201           3,480
Long-term debt                                                        21,175          18,985          19,432          18,615
Derivative liabilities                                                   547             459             293             313
Accrued expenses and other liabilities - as restated*                  2,637           2,462           2,261           1,958
                                                                 ------------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                 104,244          92,869          90,029          94,579
STOCKHOLDERS' EQUITY
  Preferred                                                                -               -               1               1
  Common - as restated*                                                8,289           8,185           7,876           7,528
                                                                 ------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          8,289           8,185           7,877           7,529
                                                                 ------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*       $112,533        $101,054         $97,906        $102,108
                                                                 ============================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                         $3,444          $2,090          $1,291          $1,320
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                               791             824             680             530
Noninterest bearing deposits excluding P&I and T&I balances           11,475          10,950          10,789          10,516
Core deposits excluding P&I and T&I balances                          51,159          49,621          48,739          47,640


                                                                                             FOR THE YEAR ENDED
                                                                            --------------------------------------------------
                                                                              2003              2002               2001
                                                                            --------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                                   $21,390           $23,978            $26,010
    Commercial construction                                                        2,343             1,380              1,262
    Real estate - commercial                                                       9,483             8,005              6,788
    Real estate - residential                                                     23,301            15,682             14,007
    Home equity lines of credit                                                    9,241             6,986              5,215
    Credit card  and other unsecured lines of credit                               2,155             1,865              2,164
    Other consumer                                                                 7,906            11,136             12,198
                                                                            --------------------------------------------------
      TOTAL PORTFOLIO LOANS                                                       75,819            69,032             67,644
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                        13                11                 19
    Mortgage                                                                      22,671            13,933              7,789
    Automobile                                                                       153               248                120
    Credit card                                                                        -                35                 33
                                                                            --------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                                 22,837            14,227              7,961
  Securities available for sale, at cost                                           7,217             8,828              8,710
  Federal funds sold and security resale agreements                                  202                96                111
  Other investments                                                                  771               758                411
                                                                            --------------------------------------------------
      TOTAL EARNING ASSETS                                                       106,846            92,941             84,837
Allowance for loan losses                                                         (1,124)           (1,033)              (975)
Fair value appreciation of securities available for sale                             257               255                167
Cash and demand balances due from banks                                            3,392             3,096              3,082
Properties and equipment                                                           1,083             1,058              1,077
Other real estate owned                                                              109                88                 51
Mortgage servicing assets - as restated*                                           1,050             1,067                908
Goodwill                                                                           1,092             1,078              1,101
Other intangible assets                                                               69                81                 82
Derivative assets                                                                    851               625                286
Accrued income and other assets - as restated*                                     4,782             4,167              2,468
                                                                            --------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                                 $118,407          $103,423            $93,084
                                                                            ==================================================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                            $17,203           $13,685            $11,622
  NOW and money market accounts                                                   25,378            20,740             18,120
  Savings accounts                                                                 2,423             2,561              2,713
  Consumer time                                                                   13,729            15,064             15,332
                                                                            --------------------------------------------------
    CORE DEPOSITS                                                                 58,733            52,050             47,787
  Brokered retail CDs                                                              2,198             2,902              4,629
  Other                                                                              554               711              1,173
  Foreign                                                                          7,002             6,302              4,319
                                                                            --------------------------------------------------
    TOTAL DEPOSITS                                                                68,487            61,965             57,908
Federal funds borrowed and security
   repurchase agreements                                                          10,908             8,786              8,524
Borrowed funds                                                                     1,556             2,406              1,748
Long-term debt                                                                    24,854            19,558             16,415
Derivative liabilities                                                               548               404                219
Accrued expenses and other liabilities - as restated*                              3,063             2,331              1,296
                                                                            --------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                             109,416            95,450             86,110
STOCKHOLDERS' EQUITY
  Preferred                                                                            -                 -                 19
  Common - as restated*                                                            8,991             7,973              6,955
                                                                            --------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                                      8,991             7,973              6,974
                                                                            --------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*                   $118,407          $103,423            $93,084
                                                                            ==================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                                     $4,136            $2,042             $1,050
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                                           955               707                455
Noninterest bearing deposits excluding P&I and T&I balances                       12,112            10,936             10,117
Core deposits excluding P&I and T&I balances                                      53,642            49,301             46,282

*  See note on table of contents

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                        2003
                                                                  ----------------------------------------------------------------
                                                                   4th QTR           3rd QTR           2nd QTR            1st QTR
                                                                  ----------------------------------------------------------------
Mortgage banking revenue - as restated*                               $451              ($27)             $427               $631
Deposit service charges                                                146               145               142                135
Payment processing revenue                                             135               125               113                105
Trust and investment management fees                                    72                72                78                 69
Card-related fees                                                       42                42                44                 41
Other service fees                                                      24                28                26                 28
Brokerage revenue                                                       31                33                34                 24
Ineffective hedge and other derivative gains, net(1)                    25               (11)               79                  7
Principal investment gains (losses), net                                 -                17               (16)                 6
Student loan sale gains (losses), net                                    -                 1                 6                  -
Demutualization gains on insurance company holdings                      -                 -                 -                  -
Initial gains from the securitization of credit card receivables         -                 -                 -                  -
Initial gain from the securitization of automobile receivables           -                 -                 -                  -
Consideration from the sale of NAMCO preferred shares                    -                 -                 -                  -
All other                                                               55                59                48                 57
                                                                  ----------------------------------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*                           981               484               981              1,103
Bank stock fund                                                          7                 1                32                  -
Other securities                                                         3                 4                 -                  -
                                                                  ----------------------------------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  10                 5                32                  -
                                                                  ----------------------------------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*                           $991              $489            $1,013             $1,103
                                                                  ================================================================

                                                                                                 2002
                                                                  ----------------------------------------------------------------
                                                                     4th QTR           3rd QTR           2nd QTR           1st QTR
                                                                  ----------------------------------------------------------------
Mortgage banking revenue - as restated*                                $45              $133              $217              $195
Deposit service charges                                                137               132               126               119
Payment processing revenue                                             116               114               112               109
Trust and investment management fees                                    70                74                85                78
Card-related fees                                                       46                47                32                32
Other service fees                                                      26                24                30                22
Brokerage revenue                                                       26                25                31                27
Ineffective hedge and other derivative gains, net(1)                    12                (1)                2                11
Principal investment gains (losses), net                                (2)              (17)               (2)               (2)
Student loan sale gains (losses), net                                    -                 1                10                 -
Demutualization gains on insurance company holdings                      -                 -                 -                 -
Initial gains from the securitization of credit card receivables         -                 -                 -                25
Initial gain from the securitization of automobile receivables           -                 -                 -                25
Consideration from the sale of NAMCO preferred shares                    -                 -                 5                 -
All other                                                               52                44                51                50
                                                                    --------------------------------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*                           528               576               699               691
Bank stock fund                                                        (16)                -                42                49
Other securities                                                        (1)                -                 2                 5
                                                                    --------------------------------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                 (17)                -                44                54
                                                                    --------------------------------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*                           $511              $576              $743              $745
                                                                    ==============================================================


                                                                                              For the Year Ended
                                                                           -----------------------------------------------------
                                                                                     2003              2002               2001
                                                                           -----------------------------------------------------
Mortgage banking revenue - as restated*                                             $1,482              $590               $525
Deposit service charges                                                                568               514                469
Payment processing revenue                                                             478               451                465
Trust and investment management fees                                                   291               307                320
Card-related fees                                                                      169               157                170
Other service fees                                                                     106               102                115
Brokerage revenue                                                                      122               109                 98
Ineffective hedge and other derivative gains, net(1)                                   100                24                 37
Principal investment gains (losses), net                                                 7               (23)                (2)
Student loan sale gains (losses), net                                                    7                11                  5
Demutualization gains on insurance company holdings                                      -                 -                 20
Initial gains from the securitization of credit card receivables                         -                25                 21
Initial gain from the securitization of automobile receivables                           -                25                  -
Consideration from the sale of NAMCO preferred shares                                    -                 5                 89
All other                                                                              219               197                201
                                                                           -----------------------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*                                         3,549             2,494              2,533
Bank stock fund                                                                         40                75                123
Other securities                                                                         7                 6                 22
                                                                           -----------------------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                                  47                81                145
                                                                           -----------------------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*                                         $3,596            $2,575             $2,678
                                                                           =====================================================

  * See note on table of contents

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue



                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                        2003
                                                             ---------------------------------------------------------
                                                                 4th QTR         3rd QTR        2nd QTR       1st QTR
                                                             ---------------------------------------------------------
Salaries, benefits, and other personnel                            $541           $571           $542            $561
Equipment                                                            75             59             62              65
Net occupancy                                                        61             58             56              58
Third-party services                                                 88             71             71              65
Card processing                                                      60             54             52              52
Telecommunications                                                   22             22             19              21
Marketing and public relations                                       30             22             67              17
Postage                                                              19             22             18              20
Travel and entertainment                                             19             15             14              13
Supplies                                                             16             15             15              13
State and local taxes                                                16             16             14              16
Goodwill and other intangible asset amortization                      6              6              6               5
FDIC assessments                                                      3              2              3               2
OREO expense, net                                                     5              4              6               3
Automobile lease residual value write-downs (recovery)               (2)            (9)             -              25
Commercial lease residual value write-downs (recovery)                -              -              -              17
Building lease termination penalty                                    -              -              9               -
Impairment, fraud, and other losses, net                             24             14             16               9
Loss on commercial paper conduit consolidation                        -              -              -               -
All other                                                            62             66             56              47
                                                             ---------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                                       $1,045         $1,008         $1,026          $1,009
                                                             =========================================================


                                                                                        2002
                                                             --------------------------------------------------------
                                                                 4th QTR         3rd QTR       2nd QTR        1st QTR
                                                             --------------------------------------------------------
Salaries, benefits, and other personnel                            $527           $449           $445           $444
Equipment                                                            65             57             61             62
Net occupancy                                                        59             56             55             55
Third-party services                                                 71             55             60             53
Card processing                                                      54             51             52             54
Telecommunications                                                   22             21             22             21
Marketing and public relations                                       19             26             75             26
Postage                                                              19             19             17             19
Travel and entertainment                                             18             14             15             14
Supplies                                                             15             13             13             13
State and local taxes                                                15             15             14             17
Goodwill and other intangible asset amortization                      6              5              5              5
FDIC assessments                                                      4              2              2              2
OREO expense, net                                                     8              5              6              5
Automobile lease residual value write-downs (recovery)                -              -             38             13
Commercial lease residual value write-downs (recovery)                5             (1)             5              -
Building lease termination penalty                                    -              -              -              -
Impairment, fraud, and other losses, net                             40             23             53             20
Loss on commercial paper conduit consolidation                        -             16              -              -
All other                                                            64             44             36             52
                                                             --------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                                       $1,011           $870           $974          $875
                                                             ========================================================




                                                                           FOR THE YEAR ENDED
                                                            --------------------------------------------
                                                                    2003           2002            2001
                                                            --------------------------------------------
Salaries, benefits, and other personnel                           $2,215         $1,865          $1,710
Equipment                                                            261            245             239
Net occupancy                                                        233            225             213
Third-party services                                                 295            239             204
Card processing                                                      218            211             199
Telecommunications                                                    84             86              85
Marketing and public relations                                       136            146              71
Postage                                                               79             74              73
Travel and entertainment                                              61             61              58
Supplies                                                              59             54              56
State and local taxes                                                 62             61              52
Goodwill and other intangible asset amortization                      23             21              86
FDIC assessments                                                      10             10              10
OREO expense, net                                                     18             24               8
Automobile lease residual value write-downs (recovery)                14             51              67
Commercial lease residual value write-downs (recovery)                17              9               5
Building lease termination penalty                                     9              -               -
Impairment, fraud, and other losses, net                              63            136              75
Loss on commercial paper conduit consolidation                         -             16               -
All other                                                            231            196             134
                                                            --------------------------------------------
 TOTAL NONINTEREST EXPENSE                                        $4,088         $3,730          $3,345
                                                            ============================================

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                            2003
                                                             -------------------------------------------------------------------
                                                                 4th QTR           3rd QTR           2nd QTR            1st QTR
                                                             -------------------------------------------------------------------
LOAN LOSS ALLOWANCE
---------------------------------------------------------
Beginning loan loss allowance                                     $1,130            $1,147            $1,128             $1,099
Provision                                                            148               107               183                200
Allowance related to loans sold or securitized                        (2)                -                 -                  -
Charge-offs:
  Commercial                                                          81                43               100                104
  Commercial construction                                              1                 1                 1                  -
  Real estate - commercial                                            13                10                 5                  3
  Real estate - residential                                           32                48                31                 41
  Home equity lines of credit                                          6                 6                 6                  6
  Credit card and other unsecured lines of credit                     27                24                25                 22
  Other consumer                                                      29                27                30                 35
                                                             -------------------------------------------------------------------
Total charge-offs                                                    189               159               198                211
                                                             -------------------------------------------------------------------

Recoveries:
  Commercial                                                          13                 9                11                 11
  Commercial construction                                              -                 -                 -                  -
  Real estate - commercial                                             3                 1                 -                  1
  Real estate - residential                                           10                11                 6                 10
  Home equity lines of credit                                          2                 2                 1                  2
  Credit card and other unsecured lines of credit                      2                 2                 2                  2
  Other consumer                                                       8                10                14                 14
                                                             -------------------------------------------------------------------
Total recoveries                                                      38                35                34                 40
                                                             -------------------------------------------------------------------

Net charge-offs                                                      151               124               164                171
                                                             -------------------------------------------------------------------
Ending loan loss allowance                                        $1,125            $1,130            $1,147             $1,128
                                                             ===================================================================

MEMO:
Net charge-offs on:
  Securitized credit cards                                           $19               $20               $21                $15
  Managed credit cards                                                37                35                36                 28
  Securitized automobile loans                                         2                 2                 2                  3
  Managed automobile loans(1)                                         12                11                10                 13

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
---------------------------------------------------------
Commercial                                                         1.37%              .63%             1.63%              1.67%
Commercial construction                                              .13               .12               .18                .02
Real estate - commercial                                             .41               .36               .22                .10
Real estate - residential                                            .33               .61               .45                .59
Home equity lines of credit                                          .15               .19               .19                .20
Credit card and other unused lines of credit                        4.29              4.13              4.46               3.92
Other consumer                                                      1.04               .83               .80               1.09
                                                             -------------------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                             .76%              .64%              .88%               .95%
                                                             ===================================================================

MEMO:
Securitized credit cards                                           5.20%             5.35%             5.76%              4.29%
Managed credit cards                                               5.82%             5.58%             6.11%              4.71%
Securitized automobile loans                                       1.67%             1.41%             1.32%              1.39%
Managed automobile loans(1)                                        1.09%              .98%              .89%              1.23%


                                                                                             2002
                                                             --------------------------------------------------------------------
                                                                     4th QTR          3rd QTR           2nd QTR           1st QTR
                                                             --------------------------------------------------------------------
LOAN LOSS ALLOWANCE
---------------------------------------------------------
Beginning loan loss allowance                                       $1,080            $1,030            $1,000              $997
Provision                                                              159               169               165               189
Allowance related to loans sold or securitized                           -                 1                 -                (5)
Charge-offs:
  Commercial                                                            74                66                72               105
  Commercial construction                                                -                 1                 -                 1
  Real estate - commercial                                               5                 6                 8                 2
  Real estate - residential                                             26                16                20                24
  Home equity lines of credit                                            7                 4                 5                 5
  Credit card and other unsecured lines of credit                       21                21                19                22
  Other consumer                                                        41                37                38                55
                                                             --------------------------------------------------------------------
Total charge-offs                                                      174               151               162               214
                                                             --------------------------------------------------------------------

Recoveries:
  Commercial                                                            12                 9                 4                 7
  Commercial construction                                                -                 -                 -                 -
  Real estate - commercial                                               1                 2                 1                 1
  Real estate - residential                                              5                 1                 1                 1
  Home equity lines of credit                                            2                 1                 1                 1
  Credit card and other unsecured lines of credit                        2                 1                 2                 3
  Other consumer                                                        12                17                18                20
                                                             --------------------------------------------------------------------
Total recoveries                                                        34                31                27                33
                                                             --------------------------------------------------------------------

Net charge-offs                                                        140               120               135               181
                                                             --------------------------------------------------------------------
Ending loan loss allowance                                          $1,099            $1,080            $1,030            $1,000
                                                             ===================================================================

MEMO:
Net charge-offs on:
  Securitized credit cards                                             $19               $18               $18               $18
  Managed credit cards                                                  33                30                29                32
  Securitized automobile loans                                           3                 2                 1                 -
  Managed automobile loans(1)                                           13                 9                 8                15

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
---------------------------------------------------------
Commercial                                                           1.05%              .98%             1.13%             1.59%
Commercial construction                                               (.11)              .20               .06               .18
Real estate - commercial                                               .16               .18               .37               .09
Real estate - residential                                              .49               .40               .49               .62
Home equity lines of credit                                            .27               .21               .21               .25
Credit card and other unused lines of credit                          4.04              3.65              3.87              4.56
Other consumer                                                        1.02               .72               .74              1.24
                                                             --------------------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                               .78%              .69%              .80%             1.08%
                                                             ===================================================================

MEMO:
Securitized credit cards                                             5.32%             5.00%             5.07%             5.49%
Managed credit cards                                                 5.69%             5.12%             5.30%             5.81%
Securitized automobile loans                                         1.17%              .66%              .27%                 -
Managed automobile loans(1)                                          1.18%              .81%              .74%             1.34%

                                                                                 FOR THE YEAR ENDED
                                                             -----------------------------------------------------
                                                                  2003              2002               2001
                                                             -----------------------------------------------------
LOAN LOSS ALLOWANCE
--------------------------------------------------------
Beginning loan loss allowance                                         $1,099              $997               $929
Provision                                                                638               682                605
Allowance related to loans sold or securitized                            (2)               (4)               (74)
Charge-offs:
  Commercial                                                             328               317                199
  Commercial construction                                                  3                 2                  1
  Real estate - commercial                                                31                21                 16
  Real estate - residential                                              152                86                 60
  Home equity lines of credit                                             24                21                 14
  Credit card and other unsecured lines of credit                         98                83                 98
  Other consumer                                                         121               171                199
                                                             -----------------------------------------------------
Total charge-offs                                                        757               701                587
                                                             -----------------------------------------------------

Recoveries:
  Commercial                                                              44                32                 17
  Commercial construction                                                  -                 -                  -
  Real estate - commercial                                                 5                 5                  6
  Real estate - residential                                               37                 8                  1
  Home equity lines of credit                                              7                 5                  3
  Credit card and other unsecured lines of credit                          8                 8                 23
  Other consumer                                                          46                67                 74
                                                             -----------------------------------------------------
Total recoveries                                                         147               125                124
                                                             -----------------------------------------------------

Net charge-offs                                                          610               576                463
                                                             -----------------------------------------------------
Ending loan loss allowance                                            $1,125            $1,099               $997
                                                             =====================================================

MEMO:
Net charge-offs on:
  Securitized credit cards                                               $75               $73                $50
  Managed credit cards                                                   136               124                105
  Securitized automobile loans                                             9                 6                  -
  Managed automobile loans(1)                                             46                45                 50

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
--------------------------------------------------------
Commercial                                                             1.33%             1.19%               .70%
Commercial construction                                                  .12               .07                .10
Real estate - commercial                                                 .27               .20                .15
Real estate - residential                                                .49               .50                .42
Home equity lines of credit                                              .18               .24                .21
Credit card and other unused lines of credit                            4.21              4.02               3.48
Other consumer                                                           .94               .93               1.02
                                                             -----------------------------------------------------
  TOTAL NET CHARGE-OFFS                                                 .80%              .83%               .68%
                                                             =====================================================

MEMO:
Securitized credit cards                                               5.15%             5.21%              5.04%
Managed credit cards                                                   5.56%             5.48%              4.76%
Securitized automobile loans                                           1.43%              .67%                  -
Managed automobile loans(1)                                            1.04%             1.02%              1.14%

(1)  Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                              2003
                                                             ------------------------------------------------------------------
                                                                 4th QTR           3rd QTR           2nd QTR            1st QTR
                                                             ------------------------------------------------------------------
NONPERFORMING ASSETS
-------------------------------------------------------
Commercial                                                         $257              $341              $402               $379
Commercial construction                                               7                 9                 8                  6
Real estate - commercial                                             67                65                75                 78
Real estate - residential:
  National City Mortgage                                            131               124               123                135
  First Franklin                                                     51                49                47                 44
  Altegra/Loan Zone                                                  37                41                52                 54
                                                             ------------------------------------------------------------------
     Total real estate - residential                                219               214               222                233
                                                             ------------------------------------------------------------------
Total nonperforming portfolio loans                                 550               629               707                696
Other real estate owned (OREO):
  Commercial                                                          2                 4                 5                  3
  Real estate - residential:
     National City Mortgage                                          43                44                38                 43
     First Franklin                                                  33                34                31                 34
     Altegra/Loan Zone                                               21                28                30                 36
                                                             ------------------------------------------------------------------
       Total real estate - residential                               97               106                99                113
                                                             ------------------------------------------------------------------
Total OREO                                                           99               110               104                116
Mortgage loans held for sale and other                                8                17                 7                 10
                                                             ------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                       $657              $756              $818               $822
                                                             ==================================================================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
-------------------------------------------------------
Commercial                                                           40 %              45 %              49 %               46 %
Commercial construction                                               1                 1                 1                  1
Real estate - commercial                                             10                 9                 9                  9
Real estate - residential:
  National City Mortgage                                             19                17                15                 16
  First Franklin                                                      8                 6                 6                  5
  Altegra/Loan Zone                                                   6                 5                 6                  7
                                                             ------------------------------------------------------------------
     Total real estate - residential                                 33                28                27                 28
                                                             ------------------------------------------------------------------
Total nonperforming portfolio loans                                  84                83                86                 84
Other real estate owned (OREO):
  Commercial                                                          -                 1                 1                  -
  Real estate - residential:
     National City Mortgage                                           7                 6                 4                  6
     First Franklin                                                   5                 4                 4                  4
     Altegra/Loan Zone                                                3                 4                 4                  4
                                                             ------------------------------------------------------------------
       Total real estate - residential                               15                14                12                 14
                                                             ------------------------------------------------------------------
Total OREO                                                           15                15                13                 14
Mortgage loans held for sale and other                                1                 2                 1                  2
                                                             ------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                        100 %             100 %             100 %              100 %
                                                             ==================================================================

DISTRESSED LOAN SALES
-------------------------------------------------------
Distressed loans classified as nonperforming at the end
  of the previous quarter                                           $27               $28               $40                $32
Other                                                                12                16                25                 24
                                                             ------------------------------------------------------------------
  TOTAL DISTRESSED LOANS SOLD                                       $39               $44               $65                $56
                                                             ==================================================================
RATIOS
-------------------------------------------------------
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                   .83%              .97%             1.08%              1.10%
Nonperforming assets to period-end total assets                     .58               .62               .66                .70
Loan loss allowance to nonperforming portfolio loans             204.76            179.61            162.09             162.01
Loan loss allowance to period-end portfolio loans                  1.42              1.45              1.51               1.51
Loan loss allowance (period-end) to annualized
  net charge-offs                                                189.04            228.68            174.07             163.10

                                                                                              2002
                                                            -------------------------------------------------------------------
                                                                  4th QTR           3rd QTR           2nd QTR           1st QTR
                                                            -------------------------------------------------------------------
NONPERFORMING ASSETS
-------------------------------------------------------
Commercial                                                          $408              $437              $415              $356
Commercial construction                                                6                 6                 6                12
Real estate - commercial                                              60                78                57                53
Real estate - residential:
  National City Mortgage                                             125               118               115               118
  First Franklin                                                      44                46                47                47
  Altegra/Loan Zone                                                   59                62                64                64
                                                            -------------------------------------------------------------------
     Total real estate - residential                                 228               226               226               229
                                                            -------------------------------------------------------------------
Total nonperforming portfolio loans                                  702               747               704               650
Other real estate owned (OREO):
  Commercial                                                           3                 4                 4                 4
  Real estate - residential:
     National City Mortgage                                           40                36                34                23
     First Franklin                                                   34                30                24                17
     Altegra/Loan Zone                                                38                35                27                22
                                                            -------------------------------------------------------------------
       Total real estate - residential                               112               101                85                62
                                                            -------------------------------------------------------------------
Total OREO                                                           115               105                89                66
Mortgage loans held for sale and other                                 -                 -                 -                 -
                                                            -------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                        $817              $852              $793              $716
                                                            ===================================================================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
-------------------------------------------------------
Commercial                                                            50 %              51 %              53 %              50 %
Commercial construction                                                1                 1                 1                 2
Real estate - commercial                                               7                 9                 7                 7
Real estate - residential:
  National City Mortgage                                              16                15                14                16
  First Franklin                                                       5                 5                 6                 7
  Altegra/Loan Zone                                                    7                 7                 8                 9
                                                            -------------------------------------------------------------------
     Total real estate - residential                                  28                27                28                32
                                                            -------------------------------------------------------------------
Total nonperforming portfolio loans                                   86                88                89                91
Other real estate owned (OREO):
  Commercial                                                           -                 -                 1                 1
  Real estate - residential:
     National City Mortgage                                            5                 4                 4                 3
     First Franklin                                                    4                 4                 3                 2
     Altegra/Loan Zone                                                 5                 4                 3                 3
                                                            -------------------------------------------------------------------
       Total real estate - residential                                14                12                10                 8
                                                            -------------------------------------------------------------------
Total OREO                                                            14                12                11                 9
Mortgage loans held for sale and other                                 -                 -                 -                 -
                                                            -------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                         100 %             100 %             100 %             100 %
                                                            ===================================================================

DISTRESSED LOAN SALES
-------------------------------------------------------
Distressed loans classified as nonperforming at the end
  of the previous quarter
Other

  TOTAL DISTRESSED LOANS SOLD

RATIOS
-------------------------------------------------------
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                   1.13%             1.20%             1.15%             1.05%
Nonperforming assets to period-end total assets                      .69               .78               .80               .72
Loan loss allowance to nonperforming portfolio loans              156.42            144.44            146.42            153.84
Loan loss allowance to period-end portfolio loans                   1.52              1.52              1.50              1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                                 198.04            227.03            190.26            135.90

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                   2003                                     2002
                                                   -------------------------------------      ------------------------------------
                                                    4TH QTR  3RD QTR    2ND QTR  1ST QTR      4TH QTR   3RD QTR   2ND QTR  1ST QTR
                                                   -------------------------------------      ------------------------------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
----------------------------------------------
Commercial                                            $20       $38       $33       $42          $41       $75       $57       $61
Commercial construction                                 3        10        14         5            1         2         7         7
Real estate - commercial                               32        22        26        18           26        17        30        31
Real estate - residential:
  National City Mortgage                              165       121       127       136          135       127       123       142
  First Franklin                                      276       259       237       233          228       216       198       179
  Altegra/Loan Zone                                    12        35        68        77           87        95        89        85
  National Home Equity                                  -         1         1         1            -         -         -         -
                                                   --------------------------------------     ------------------------------------
     Total real estate - residential                  453       416       433       447          450       438       410       406
                                                   --------------------------------------     ------------------------------------
Home equity lines of credit                            15        15        15        14           16        15        15        17
Credit card and other unsecured lines of credit        18        15        14        16            8         7         7         8
Other consumer                                         12        11        19        12           19        18        18        21
Mortgage loans held for sale and other                 37        71        39        57           14         5         5        21
                                                   --------------------------------------     ------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE                      $590      $598      $593      $611         $575      $577      $549      $572
                                                   ======================================     ====================================



            TEN LARGEST NONPERFORMING LOANS AS OF DECEMBER 31, 2003
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                          Amount         As a Percentage of Total
Major Industry(1)             Sub-Industry                         Portfolio            Outstanding        Nonperforming Assets
------------------------------------------------              --------------------     ------------      ------------------------
Industrial                    Electrical Products                 Commercial                   $10                 1.5%
Real estate                   Electrical Contracting              Commercial                     9 (2)             1.4%
Technology                       Telecomm                         Commercial                     9 (2)             1.4%
Basic materials               Metal Treating                      Commercial                     8                 1.2%
Consumer noncyclical            Healthcare                   Commercial/Real Estate              8                 1.2%
Industrial                    Cargo Transportation                Commercial                     7                 1.1%
Consumer cyclical             Household Furniture                 Commercial                     6                  .9%
Financial                         Finance                         Commercial                     6                  .9%
Consumer cyclical             Textiles and Leather                Commercial                     6 (2)              .9%
Industrial                    Electronic Machinery                Commercial                     5 (2)              .8%
                                                                                       ------------        -------------------
                                                                                               $74                11.3%
Total nonperforming assets                                                                    $657               100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets                  .83%

(1)  Based on Standard Industrial Classification System codes
(2)  Loan represents a participation in a shared national credit



         COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF DECEMBER 31, 2003
                                ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                Average         Largest Loan
                                                                         Percent to           Loan Balance       to a Single
      Major Industry(1)                                 Balance            Total              Per Obligor        Obligor
---------------------------------------------------  -----------       ------------           -----------       -------------
Real estate                                              $9,362                30%                   $.8            $38
Consumer cyclical                                         4,787                15%                    .8             78
Consumer noncyclical                                      3,959                13%                    .4             93
Industrial                                                3,264                10%                    .8             60
Basic materials                                           2,576                 8%                   1.2             28
Financial                                                 1,761                 6%                   1.3             42
Services                                                  1,335                 4%                    .4             81
Energy and utilities                                        616                 2%                   1.0             24
Technology                                                  287                 1%                   2.6             25
Miscellaneous                                             1,908                 6%                    .2             18
                                                     -----------       ------------
                                                         29,855                95%
Commercial leasing - all industries                       1,427                 5%
                                                     -----------       ------------
Total commercial, commercial real estate, and
  commercial construction                               $31,282               100%
                                                     ===========       ============

(1)  Based on Standard Industrial Classification System codes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

                                                                                            2001
                                                                    -----------------------------------------------------
                                                                      4th Qtr       3rd Qtr        2nd Qtr      1st Qtr
                                                                    ----------------------------------------------------
EARNINGS
--------------------------------------------------------------
Tax-equivalent interest income                                         $1,523        $1,623         $1,634        $1,668
Interest expense                                                          570           718            799           889
                                                                    ----------------------------------------------------
Tax-equivalent net interest income                                        953           905            835           779
Provision for loan losses                                                 209           160            153            83
                                                                    ----------------------------------------------------
Tax-equivalent NII after provision for loan losses                        744           745            682           696
Fees and other income - as restated*                                      750           503            692           588
Securities gains (losses), net                                             19            21             17            88
Noninterest expense                                                       885           815            840           805
                                                                    ----------------------------------------------------
Income before taxes and tax-equivalent adjustment - as restated*          628           454            551           567
Income taxes - as restated*                                               213           149            186           230
Tax-equivalent adjustment                                                   9             8              9             8
                                                                    ----------------------------------------------------
Net income - as restated*                                                $406          $297           $356          $329
                                                                    ====================================================
Effective tax rate - as restated*                                        34.4%         33.3%          34.4%         41.2%

PER COMMON SHARE
--------------------------------------------------------------
Net income:
    Basic - as restated*                                                 $.67          $.49           $.59          $.55
    Diluted - as restated*                                                .66           .49            .58           .54
Dividends paid                                                           .295          .295           .285          .285
Book value - as restated*                                               12.15         11.77          11.52         11.18
Market value (close)                                                    29.24         29.95          30.78         26.75
Average shares:
    Basic                                                               606.9         605.0          601.5         600.9
    Diluted                                                             613.0         613.8          610.8         610.1

EFFECT OF RESTATEMENT ON NET INCOME AND EPS*
--------------------------------------------------------------
Mortgage loans held for sale hedge program                                $94          ($94)           $10          ($10)
Mortgage servicing rights hedge program                                     -             -              -             -
                                                                    ----------------------------------------------------
Net pretax effect of restatement on mortgage banking revenue              $94          ($94)           $10          ($10)
                                                                    ====================================================
Net after-tax effect of restatement                                       $59          ($59)            $6           ($6)
                                                                    ====================================================
Net income - as originally reported                                      $347          $356           $350          $335
Adjustment for restatement                                                 59           (59)             6            (6)
                                                                    ----------------------------------------------------
Net income - as restated                                                 $406          $297           $356          $329
                                                                    ====================================================
Diluted net income per share - as originally reported                    $.57          $.58           $.57          $.55
Adjustment for restatement                                                .09          (.09)           .01          (.01)
                                                                    ----------------------------------------------------
Diluted net income per share - as restated                               $.66          $.49           $.58          $.54
                                                                    ====================================================

PERFORMANCE RATIOS
---------------------------------------------------------------
Return on average common equity - as restated*                          22.07%        16.69%         20.86%        20.13%
Return on average total equity - as restated*                           22.06         16.66          20.80         20.07
Return on average assets - as restated*                                  1.64          1.25           1.55          1.52
Net interest margin                                                      4.25          4.20           3.98          3.92
Efficiency ratio - as restated*                                         51.95         57.91          55.01         58.86

CREDIT QUALITY STATISTICS
---------------------------------------------------------------
Net charge-offs                                                          $147          $140            $93           $83
Provision for loan losses                                                 209           160            153            83
Loan loss allowance                                                       997         1,008            990           930
Nonperforming assets                                                      658           649            509           447
Annualized net charge-offs to average portfolio loans                     .85%          .81%           .55%          .51%
Loan loss allowance to period-end portfolio loans                        1.47          1.46           1.46          1.39
Loan loss allowance to nonperforming portfolio loans                   167.90        171.85         216.75        230.12
Loan loss allowance (period-end) to annualized net charge-offs         170.37        182.63         266.34        275.62
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                          .97           .94            .75           .67

*  See note on table of contents

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

                                                                                             2001
                                                             -----------------------------------------------------------------
                                                                  4th QTR           3rd QTR         2nd QTR         1st QTR
                                                             -----------------------------------------------------------------
INTEREST INCOME:
 Loans                                                           $1,393,435       $1,481,124       $1,482,738       $1,506,488
 Securities:
  Taxable                                                            96,563          102,804          111,731          122,017
  Exempt from Federal income taxes                                    9,580            9,786           10,115           10,319
  Dividends                                                           9,674           11,651           12,730           11,146
 Federal funds sold and security resale agreements                      665            1,188              848            1,616
 Other investments                                                    5,096            7,677            7,536            8,225
                                                             -----------------------------------------------------------------
   TOTAL INTEREST INCOME                                          1,515,013        1,614,230        1,625,698        1,659,811

INTEREST EXPENSE:
 Deposits                                                           352,666          435,247          483,760          506,058
 Federal funds borrowed and security
   repurchase agreements                                             47,180           73,710           86,538           89,946
 Borrowed funds                                                      10,753           11,834           14,133           27,267
 Long-term debt                                                     160,067          196,899          214,597          265,248
                                                             -----------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                           570,666          717,690          799,028          888,519

   NET INTEREST INCOME                                              944,347          896,540          826,670          771,292
 Provision for loan losses                                          209,000          160,000          152,923           83,372
                                                             -----------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              735,347          736,540          673,747          687,920

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                            254,512           31,450          125,161          114,189
 Deposit service charges                                            122,718          117,336          117,466          111,806
 Payment processing revenue                                         122,169          120,293          115,724          106,441
 Trust and investment management fees                                72,542           79,410           86,023           81,850
 Card-related fees                                                   43,603           42,610           38,569           44,671
 Brokerage revenue                                                   28,056           22,367           23,657           23,425
 Other                                                              106,010           89,490          185,552          105,921
                                                             -----------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                       749,610          502,956          692,152          588,303
 Securities gains (losses), net                                      18,543           21,193           16,936           88,130
                                                             -----------------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                          768,153          524,149          709,088          676,433

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                            448,945          418,138          432,833          410,393
 Equipment                                                           64,658           53,549           60,747           60,002
 Net occupancy                                                       53,567           52,190           53,544           53,479
 Third-party services                                                60,327           49,871           49,963           43,601
 Card processing                                                     57,506           50,295           47,652           43,475
 Marketing and public relations                                       7,170           23,620           24,013           16,545
 Other                                                              192,142          167,799          171,350          177,502
                                                             -----------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                        884,315          815,462          840,102          804,997

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                     619,185          445,227          542,733          559,356
INCOME TAX EXPENSE - AS RESTATED*                                   213,168          148,041          186,782          230,402
                                                             -----------------------------------------------------------------
   NET INCOME - AS RESTATED*                                       $406,017         $297,186         $355,951         $328,954
                                                             =================================================================
NET INCOME PER COMMON SHARE:
   Basic - as restated*                                                $.67             $.49             $.59             $.55
   Diluted - as restated*                                               .66              .49              .58              .54

AVERAGE COMMON SHARES:
   Basic                                                        606,939,772      605,005,257      601,528,522      600,888,928
   Diluted                                                      612,984,102      613,829,266      610,782,001      610,099,764

MEMO:
Tax-equivalent net interest income                                 $952,701         $905,310         $834,956         $779,228
Net income available to common stockholders - as restated*          406,007          297,072          355,509          328,504


*  See note on table of contents

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                                                     2001
                                                                   ---------------------------------------------------------------
                                                                      4th QTR           3rd QTR           2nd QTR       1st QTR
                                                                   ----------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                             $4,403,962       $3,701,290       $3,468,695       $3,314,336
  Federal funds sold and security resale agreements                      171,498           71,170          103,320            4,460
  Securities available for sale, at fair value                         9,858,868        8,538,644        8,758,250        9,468,365
  Other investments                                                      432,861          391,011          541,043          529,766
  Loans held for sale or securitization:
    Commercial                                                            50,959          165,909                -                -
    Mortgage - as restated*                                           15,553,297        8,508,279        8,412,730        5,872,284
    Automobile                                                           824,434                -                -                -
    Credit card                                                          402,305                -                -                -
                                                                   ----------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION - AS RESTATED*      16,830,995        8,674,188        8,412,730        5,872,284
  PORTFOLIO LOANS:
    Commercial                                                        25,438,604       26,330,964       26,432,389       26,177,741
    Commercial construction                                            1,313,511        1,283,056        1,260,946        1,220,215
    Real estate - commercial                                           7,281,268        6,942,914        6,734,448        6,625,035
    Real estate - residential                                         14,763,546       14,570,015       13,818,303       13,502,846
    Home equity lines of credit                                        5,827,879        5,483,648        5,144,385        4,913,701
    Credit card and other unsecured lines of credit                    1,867,053        2,200,004        2,195,596        2,092,678
    Other consumer                                                    11,548,785       12,468,019       12,417,440       12,140,385
                                                                   ----------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                           68,040,646       69,278,620       68,003,507       66,672,601
    Allowance for loan losses                                           (997,331)      (1,008,390)        (989,936)        (929,679)
                                                                   ----------------------------------------------------------------
      NET PORTFOLIO LOANS                                             67,043,315       68,270,230       67,013,571       65,742,922
  Properties and equipment                                             1,084,106        1,070,554        1,070,186        1,066,295
  Other real estate owned                                                 64,316           62,090           52,003           43,130
  Mortgage servicing assets                                            1,135,704          817,592        1,007,365          863,901
  Goodwill                                                             1,086,041        1,103,229        1,116,573        1,106,402
  Other intangible assets                                                 81,356           83,302           90,525           73,167
  Derivative assets                                                      728,892          653,149          303,135          300,587
  Accrued income and other assets                                      2,894,786        2,649,089        2,502,357        2,422,081
                                                                   ----------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                                   $105,816,700      $96,085,538      $94,439,753      $90,807,696
                                                                   ================================================================
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                              $14,823,277      $11,928,824      $11,988,114      $11,563,466
    NOW and money market accounts                                     19,501,137       18,792,722       18,101,899       17,703,959
    Savings accounts                                                   2,608,565        2,624,591        2,703,807        2,799,732
    Consumer time                                                     14,962,150       15,101,268       15,312,780       15,670,865
                                                                   ----------------------------------------------------------------
      CORE DEPOSITS                                                   51,895,129       48,447,405       48,106,600       47,738,022
    Other                                                              5,332,874        6,111,936        6,021,327        5,971,041
    Foreign                                                            5,901,929        5,570,199        3,890,538        2,145,016
                                                                   ----------------------------------------------------------------
      TOTAL DEPOSITS                                                  63,129,932       60,129,540       58,018,465       55,854,079
  Federal funds borrowed and security
      repurchase agreements                                            6,593,388        8,688,276        7,751,145        9,410,866
  Borrowed funds                                                       8,578,742        1,535,772        3,485,872        1,644,320
  Long-term debt                                                      17,316,232       16,682,817       16,493,685       15,509,472
  Derivative liabilities                                                 389,838          529,898          234,851          231,487
  Accrued expenses and other liabilities - as restated*                2,427,345        1,376,578        1,475,832        1,409,934
                                                                   ----------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                                98,435,477       88,942,881       87,459,850       84,060,158
STOCKHOLDERS' EQUITY
  Preferred stock                                                            698            7,578           29,502           29,968
  Common stock                                                         2,429,419        2,424,022        2,412,374        2,403,000
  Capital surplus                                                        908,780          901,528          865,022          841,808
  Retained earnings - as restated*                                     3,970,049        3,743,097        3,624,463        3,440,224
  Accumulated other comprehensive income                                  72,277           66,432           48,542           32,538
                                                                   ----------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          7,381,223        7,142,657        6,979,903        6,747,538
                                                                   ----------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*       $105,816,700      $96,085,538      $94,439,753      $90,807,696
                                                                   ================================================================
COMMON SHARES OUTSTANDING                                            607,354,729      606,005,287      603,093,286      600,749,772


*  See note on table of contents

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                                 2001
                                                                 ---------------------------------------------------------------
                                                                      4th QTR         3rd QTR           2nd QTR         1st QTR
                                                                 ---------------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                        $25,752          $26,210          $26,298          $25,782
    Commercial construction                                             1,308            1,276            1,234            1,228
    Real estate - commercial                                            7,077            6,826            6,692            6,550
    Real estate - residential                                          14,722           14,274           13,484           13,533
    Home equity lines of credit                                         5,675            5,302            5,025            4,845
    Credit card  and other unsecured lines of credit                    2,202            2,198            2,139            2,113
    Other consumer                                                     11,958           12,375           12,286           12,174
                                                                 ---------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                            68,694           68,461           67,158           66,225
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                             75                2                -                -
    Mortgage                                                           11,353            8,778            7,453            3,473
    Automobile                                                            476                -                -                -
    Credit card                                                             4                -                -              131
                                                                 ---------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                      11,908            8,780            7,453            3,604
  Securities available for sale, at cost                                8,322            8,276            8,768            9,491
  Federal funds sold and security resale agreements                       118              130               81              112
  Other investments                                                       306              450              561              330
                                                                 ---------------------------------------------------------------
      TOTAL EARNING ASSETS                                             89,348           86,097           84,021           79,762
Allowance for loan losses                                              (1,001)          (1,004)            (942)            (950)
Fair value appreciation of securities available for sale                  229              202              111              123
Cash and demand balances due from banks                                 3,200            3,041            3,086            3,000
Properties and equipment                                                1,083            1,074            1,071            1,078
Other real estate owned                                                    63               57               48               38
Mortgage servicing assets                                               1,012              895              882              839
Goodwill                                                                1,093            1,101            1,097            1,114
Other intangible assets                                                    81               87               84               75
Derivative assets                                                         470              363              232               71
Accrued income and other assets - as restated*                          2,803            2,373            2,241            2,456
                                                                 ---------------------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                       $98,381          $94,286          $91,931          $87,606
                                                                 ================================================================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                 $12,526          $11,611          $11,550          $10,781
  NOW and money market accounts                                        18,840           18,378           17,963           17,276
  Savings accounts                                                      2,602            2,664            2,753            2,835
  Consumer time                                                        14,902           15,259           15,459           15,725
                                                                 ---------------------------------------------------------------
    CORE DEPOSITS                                                      48,870           47,912           47,725           46,617
  Brokered retail CDs                                                   5,052            4,858            4,920            3,666
  Other                                                                 1,057            1,146            1,187            1,304
  Foreign                                                               5,757            4,847            4,241            2,390
                                                                 ---------------------------------------------------------------
    TOTAL DEPOSITS                                                     60,736           58,763           58,073           53,977
Federal funds borrowed and security
   repurchase agreements                                                9,039            9,218            8,801            7,008
Borrowed funds                                                          2,581            1,315            1,282            1,809
Long-term debt                                                         16,721           16,475           15,612           16,853
Derivative liabilities                                                    394              239              172               68
Accrued expenses and other liabilities - as restated*                   1,607            1,200            1,126            1,244
                                                                 ---------------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                   91,078           87,210           85,066           80,959
STOCKHOLDERS' EQUITY
  Preferred                                                                 3               15               30               30
  Common - as restated*                                                 7,300            7,061            6,835            6,617
                                                                 ---------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                           7,303            7,076            6,865            6,647
                                                                 ---------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*         $98,381          $94,286          $91,931          $87,606
                                                                 ================================================================
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                          $1,450           $1,060           $1,066             $616
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                                487              471              438              422
Noninterest bearing deposits excluding P&I and T&I balances            10,589           10,080           10,046            9,743
Core deposits excluding P&I and T&I balances                           46,933           46,381           46,221           45,579

*  See note on table of contents

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                                   2001
                                                                     ----------------------------------------------------------
                                                                          4th QTR        3rd QTR         2nd QTR        1st QTR
                                                                     ----------------------------------------------------------
Mortgage banking revenue - as restated*                                    $255             $31            $125           $114
Deposit service charges                                                     122             117             118            112
Payment processing revenue                                                  123             120             116            106
Trust and investment management fees                                         73              79              86             82
Card-related fees                                                            43              43              39             45
Other service fees                                                           26              37              26             26
Brokerage revenue                                                            29              22              24             23
Ineffective hedge and other derivative gains, net(1)                         14               5               9              9
Principal investment gains (losses), net                                     (4)             (6)              7              1
Student loan sale gains (losses), net                                        (1)              5               -              1
Demutualization gains on insurance company holdings                          20               -               -              -
Initial gains from the securitization of credit card receivables              -               -               -             21
Initial gain from the securitization of automobile receivables                -               -               -              -
Consideration from the sale of NAMCO preferred shares                         -               -              89              -
All other                                                                    50              50              53             48
                                                                     ---------------------------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*                                750             503             692            588
Bank stock fund                                                               -              21              17             85
Other securities                                                             19               -               -              3
                                                                     ---------------------------------------------------------
  TOTAL SECURITIES GAINS, NET                                                19              21              17             88
                                                                     ---------------------------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*                                $769            $524            $709           $676
                                                                     =========================================================

  *  See note on table of contents

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue


                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                                              2001
                                                    -----------------------------------------------------

                                                        4th QTR        3rd QTR       2nd QTR      1st QTR
                                                    -----------------------------------------------------
Salaries, benefits, and other personnel                   $449          $418          $433          $410
Equipment                                                   64            54            61            60
Net occupancy                                               54            52            53            54
Third-party services                                        60            50            50            44
Card processing                                             58            50            48            43
Telecommunications                                          22            21            21            21
Marketing and public relations                               6            24            24            17
Postage                                                     19            17            19            18
Travel and entertainment                                    16            14            14            14
Supplies                                                    16            13            14            13
State and local taxes                                       12            13            14            13
Goodwill and other intangible asset amortization            22            22            21            21
FDIC assessments                                             3             3             2             2
OREO expense, net                                            4             2             1             1
Automobile lease residual value write-downs                 13             2            18            34
Commercial lease residual value write-downs                  5             -             -             -
Building lease termination penalty                           -             -             -             -
Impairment, fraud, and other losses, net                    19            25            22             9
Loss on commercial paper conduit consolidation               -             -             -             -
All other                                                   43            35            25            31
                                                    ----------------------------------------------------
 TOTAL NONINTEREST EXPENSE                                $885          $815          $840          $805
                                                    ====================================================

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ in millions)

-------------------------------------------------------------------------------

                                                                                    2001
                                                      ------------------------------------------------------------
LOAN LOSS ALLOWANCE                                       4th QTR          3rd QTR          2nd QTR        1st QTR
-------------------                                   ------------------------------------------------------------
Beginning loan loss allowance                             $1,008             $990             $930            $929
Provision                                                    209              160              153              83
Allowance related to loans sold or securitized               (73)              (2)               -               1
Charge-offs:
  Commercial                                                  61               72               38              28
  Commercial construction                                      -                -                -               1
  Real estate - commercial                                     4                6                3               3
  Real estate - residential                                   24               14               12              10
  Home equity lines of credit                                  5                4                3               2
  Credit card and other unsecured lines of credit             26               25               24              23
  Other consumer                                              60               51               43              45
                                                      ------------------------------------------------------------
Total charge-offs                                            180              172              123             112
                                                      ------------------------------------------------------------
Recoveries:
  Commercial                                                   5                3                5               4
  Commercial construction                                      -                -                -               -
  Real estate - commercial                                     3                1                1               1
  Real estate - residential                                    -                1                -               -
  Home equity lines of credit                                  -                1                1               1
  Credit card and other unsecured lines of credit              3               10                5               5
  Other consumer                                              22               16               18              18
                                                      ------------------------------------------------------------
Total recoveries                                              33               32               30              29
                                                      ------------------------------------------------------------

Net charge-offs                                              147              140               93              83
                                                      ------------------------------------------------------------
Ending loan loss allowance                                  $997           $1,008             $990            $930
                                                      ============================================================
MEMO:
Net charge-offs on:
  Securitized credit cards                                   $13              $13              $14             $10
  Managed credit cards                                        29               22               30              24
  Securitized automobile loans                                 -                -                -               -
  Managed automobile loans(1)                                 16               14                8              12

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
-----------------------------------------------
Commercial                                                   .88%            1.04%             .51%            .38%
Commercial construction                                      .16              .05                -             .18
Real estate - commercial                                     .07              .33              .10             .10
Real estate - residential                                    .67              .36              .33             .29
Home equity lines of credit                                  .29              .23              .20             .11
Credit card and other unused lines of credit                3.95             2.75             3.67            3.55
Other consumer                                              1.27             1.09              .80             .93
                                                      ------------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                      .85%             .81%             .55%            .51%
                                                      ============================================================
MEMO:
Securitized credit cards                                    5.19%            4.95%            5.60%           4.50%
Managed credit cards                                        5.22%            3.88%            5.52%           4.43%
Securitized automobile loans                                   -                -                -               -
Managed automobile loans(1)                                 1.39%            1.25%             .78%           1.11%

(1)  Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------


                                                                                                2001
                                                            ------------------------------------------------------------------
                                                                 4th QTR           3rd QTR           2nd QTR          1st QTR
                                                            ------------------------------------------------------------------
NONPERFORMING ASSETS
----------------------------------------------------
Commercial                                                         $350              $346              $258              $209
Commercial construction                                              14                 8                 8                 8
Real estate - commercial                                             64                56                56                57
Real estate - residential:
  National City Mortgage                                             91                83                57                74
  First Franklin                                                     35                16                12                 5
  Altegra/Loan Zone                                                  40                78                66                51
                                                            ------------------------------------------------------------------
     Total real estate - residential                                166               177               135               130
                                                            ------------------------------------------------------------------
Total nonperforming portfolio loans                                 594               587               457               404
Other real estate owned (OREO):
  Commercial                                                          4                 4                 4                 4
  Real estate - residential:
     National City Mortgage                                          19                15                21                21
     First Franklin                                                  17                 9                 5                 3
     Altegra/Loan Zone                                               24                34                22                15
                                                            ------------------------------------------------------------------
       Total real estate - residential                               60                58                48                39
                                                            ------------------------------------------------------------------
Total OREO                                                           64                62                52                43
Mortgage loans held for sale and other                                -                 -                 -                 -
                                                            ------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                       $658              $649              $509              $447
                                                            ==================================================================
PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
-----------------------------------------------------
Commercial                                                           53 %              53 %              51 %              46 %
Commercial construction                                               2                 1                 1                 2
Real estate - commercial                                             10                 9                11                13
Real estate - residential:
  National City Mortgage                                             14                13                12                17
  First Franklin                                                      5                 2                 2                 1
  Altegra/Loan Zone                                                   6                12                13                11
                                                            ------------------------------------------------------------------
     Total real estate - residential                                 25                27                27                29
                                                            ------------------------------------------------------------------
Total nonperforming portfolio loans                                  90                90                90                90
Other real estate owned (OREO):
  Commercial                                                          1                 1                 1                 1
  Commercial construction
  Real estate - residential:
     National City Mortgage                                           2                 3                 4                 5
     First Franklin                                                   3                 1                 1                 1
     Altegra/Loan Zone                                                4                 5                 4                 3
                                                            ------------------------------------------------------------------
       Total real estate - residential                                9                 9                 9                 9
                                                            ------------------------------------------------------------------
Total OREO                                                           10                10                10                10
Mortgage loans held for sale and other                                -                 -                 -                 -
                                                            ------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                        100 %             100 %             100 %             100 %
                                                            ==================================================================

RATIOS
-----------------------------------------------------
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                   .97%              .94%              .75%              .67%
Nonperforming assets to period-end total assets                     .62               .67               .54               .49
Loan loss allowance to nonperforming portfolio loans             167.90            171.85            216.75            230.12
Loan loss allowance to period-end portfolio loans                  1.47              1.46              1.46              1.39
Loan loss allowance (period-end) to annualized
  net charge-offs                                                170.37            182.63            266.34            275.62

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                                                               2001
                                                        -----------------------------------------------------------------
                                                            4th QTR           3rd QTR           2nd QTR           1st QTR
                                                        -----------------------------------------------------------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
------------------------------------------------------
Commercial                                                     $52               $64               $95               $51
Commercial construction                                          6                 7                 8                 9
Real estate - commercial                                        30                35                20                21
Real estate - residential:
  National City Mortgage                                       173               151               126               116
  First Franklin                                               155               142                97                54
  Altegra/Loan Zone                                            114               118               103               148
  National Home Equity                                           -                 -                 -                 -
                                                        -----------------------------------------------------------------
     Total real estate - residential                           442               411               326               318
                                                        -----------------------------------------------------------------

Home equity lines of credit                                     17                10                 8                10
Credit card and other unsecured lines of credit                 12                11                10                12
Other consumer                                                  28                23                20                20
Mortgage loans held for sale and other                          26                17                 8                 8
                                                        -----------------------------------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE                               $613              $578              $495              $449
                                                        =================================================================